                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event report): February 2, 2004

                            TIME WARNER TELECOM INC.
             (Exact name of registrant as specified in its charter)


Delaware                               0-30218                        84-1500624
(State or other jurisdiction   (Commission file number)         (I.R.S. Employer
of incorporation)                                         Identification Number)



               10475 Park Meadows Drive Littleton, Colorado 80124
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (303) 566-1000

                                       N/A

          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits.

         Exhibit 99.1 Press release issued February 2, 2004 by Time Warner Telecom Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2004, Time Warner Telecom Inc. issued a press release setting forth its results of operations and financial condition for the fourth quarter 2003 and the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TIME WARNER TELECOM INC.

                                                By:   /s/  Tina Davis
                                                   -----------------------------
                                                Name:  Tina Davis
                                                Title: Vice President and Deputy
                                                       General Counsel

Dated:  February 2, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description of the Exhibit
-----------       --------------------------
   99.1           Press release issued February 2, 2004 by Time Warner Telecom Inc.